SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.   )

    Filed by the Registrant [X]
    Filed by a Party other than the Registrant [ ]

    Check the appropriate box:

    [ ]  Preliminary Proxy Statement       [ ]  Confidential, for Use of
    [ ]  Definitive Proxy Statement             the Commission Only
    [X]  Definitive Additional Materials
    [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       COMMERCIAL FEDERAL CORPORATION
    ...........................................................................
              (Name of Registrant as Specified in Its Charter)

                                     N/A
    ...........................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

    Payment of Filing Fee (Check the appropriate box):

    [ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
         14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
    [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         4)   Proposed maximum aggregate value of transaction:

         5)   Total fee paid:

    [ ]  Fee paid previously with preliminary materials.
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)   Amount Previously Paid:

         2)   Form, Schedule or Registration Statement No.:

         3)   Filing Party:

         4)   Date Filed:





                      [Letterhead of D. F. King & Co., Inc.]



         Dear Commercial
         Federal Stockholder:


         We have attempted to contact you regarding your investment in Commercial Federal Corporation. To date, we have not been able to reach you.

         Commercial Federal's annual meeting is scheduled to be held on Tuesday November 21, only a few short days from now, and your vote is important.

         When your schedule permits, please call us toll-free, Monday-Saturday, from 9:00 am until 9:00 pm, e.s.t. Our toll-free number is (800) 714-3310.

         Thank you for your cooperation and we look forward to hearing from you.


                                            Sincerely,



                                            Daniel M. Sullivan



                       Please Call Toll-Free 1-800-714-3310